                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                   TO THE HOLDERS OF:             98-ADM-1
BANK OF                 The Bank of New York, as Trustee under the
  NEW                   Lehman Brothers Racers Series
  YORK                  Class A-1 Certificates
                            CUSIP NUMBER: 219-87H-AS4

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: December 17,2001

INTEREST ACCOUNT
Balance as of June 15,2001                                                                                        $0.00
      Schedule Income received on securities....................................                          $2,285,681.25
      Unscheduled Income received on securities.................................                                  $0.00
      Schedule Interest received from Swap Counterparty.........................                                  $0.00
      Unscheduled Interest received from Swap Counterparty......................                                  $0.00
      Interest Received on sale of Securties....................................                                  $0.00
LESS:
      Distribution to Beneficial Holders.........................  $1,488,219.00
      Distribution to Swap Counterparty..........................          $0.00
      Trustee Fees...............................................      $2,250.00
      Fees allocated for third party expenses....................        $750.25
Balance as of December 17,2001                                          Subtotal                            $794,462.00


PRINCIPAL ACCOUNT
Balance as of June 15,2001                                                                                        $0.00
      Scheduled Principal payment received on securities........................                                  $0.00
      Principal received on sale of securities..................................                                  $0.00
LESS:
      Distribution to Beneficial Holders.........................    $794,462.00
      Distribution to Swap Counterparty..........................          $0.00
Balance as of December 17,2001                                          Subtotal                            $794,462.00
                                                                         Balance                                  $0.00
               UNDERLYING SECURITIES HELD AS OF: December 17,2001

Principal
Amount                                             Title of Security
------                                             -----------------
                                                ARCHER-DANIELS-MIDLAND CORP
 65,775,000                                     CUSIP# : 039-483-AP7
